Lord Abbett
                              Affiliated

                         Fund


                      SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1997



                                   [GRAPHIC]


Helping you prepare
for tomorrow, today


                                   [LOGO](R)

Lord Abbett Affiliated Fund              Building Investor Confidence Since 1934

[GRAPHIC]                                A Tradition of
                                   Value
                                              Investing



Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve competitive returns with relatively moderate fluctuations in price.

-------------------------------------------------------------------------------
Competitive Total             Average Annual Rates of Total Return as of 4/30/97
Returns Consistently

    [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

          For the past 40 years         +12.2% per year
          For the past 30 years         +12.1% per year
          For the past 20 years         +14.7% per year
          For the past 10 years         +12.3% per year
          For the past year             +21.3% for the year
-------------------------------------------------------------------------------
Consistency

The Fund has increased in value 33 out of the last 40 fiscal years.(1)
--------------------------------------------------------------------------------
Large and Growing
Dividends

Shareholders taking dividends in cash saw their dividend checks increase 32 out of the last 40 fiscal years.(2)
--------------------------------------------------------------------------------
Shareholder
Satisfication

Lord  Abbett  Affiliated  Fund's  history   demonstrates  its  ability  to  help
shareholders realize their financial objectives. That's probably why, on average, Affiliated Fund shareholders have owned the Fund for over 18 years.(3)
--------------------------------------------------------------------------------
The Fund:Something
to Talk About

"This fund's consistency has been apparent in inhospitable markets. The fund has outperformed the bulk of its rivals in market downturns. The fund's record of generating excellent risk-adjusted returns makes it an appealing choice as a core holding."

                                                 Source: Morningstar, April 1997

"...an outperformer over the long term, at only an average level of volatility. Conservative investors should consider it."

                            Source: Value Line Mutual Fund Survey, February 1997
--------------------------------------------------------------------------------
Average Annual
Total Returns

Average annual rates of total return at the Class A share maximum sales charge of 5.75%, for the periods ended 3/31/97 were:

    [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                          1 year                       +10.60%
                          5 years                      +15.36%
                         10 years                      +11.22%

The Fund's SEC yield for the 30 days ended 4/30/97 was 1.78%.

This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) Dividends and capital gains were reinvested at net asset value. Period ends 10/31/96.
(2)  Capital gains were reinvested. Period ends 10/31/96.
(3) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1993.
     The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) reflect Class A share performance and are shown at net asset value with all distributions reinvested.
     See Important Information on page 8.

     Report to Shareholders
     For the Six Months Ended April 30, 1997


[PHOTO]

/s/ Robert S. Dow
    -------------
ROBERT S. DOW
CHAIRMAN

MAY 12, 1997

"...your Fund performed well in a climate of modest economic growth, low inflation and relatively high interest rates."

Lord Abbett Affiliated Fund completed the first half of its fiscal year on April 30, 1997. Below is an overview of class-specific data as of the end of the period.

                                                 Six Months Ended April 30, 1997
                                                 -------------------------------
                                          Class A        Class B        Class C
--------------------------------------------------------------------------------
Net asset value                           $13.45         $13.46         $13.45
Dividends                                 $ 0.15         $ 0.10         $ 0.10
Capital gains                             $ 1.03         $ 1.03         $ 1.03
Total return*                             +12.9%++       +12.4%++       +12.4%++


Over the period, your Fund performed well in a climate of modest economic growth, low inflation and relatively high interest rates. The slowing economic environment we have been anticipating has yet to materialize; as a result, we have maintained a somewhat defensive position in the Fund's portfolio, as reflected by our sector-neutral holdings (though we had a modest overweighting in the financial sector). We continue to reap the benefits of careful stock selection, utilizing in-depth research.

The Federal Reserve Board's decision to raise short-term interest rates to 5 1/2% (from 5 1/4%) this past March will probably be followed by another raise in rates in the near future. If the economy then cools and interest rates decline (as we anticipate), cyclical stocks (those stocks whose performance is tied to economic strength) should offer good value. At that point, we will look for opportunities to build up positions in these stocks. We plan to maintain our overweighting in financial stocks, especially in those of the insurance industry, which is benefiting from a grand-scale effort to consolidate and reduce costs.

Our outlook through 1997 is for the economy to grow at a rate averaging less than 2 1/2%, with faster growth occurring in the first six months of the year. Inflation should average about 3% or less. Along with the anticipated economic slowdown, we also foresee a period of time during which earnings will be somewhat disappointing. Our disciplined investment process, however, is geared toward seeking out company-specific investment values that provide opportunity for price appreciation at less-than-market risk.

Thank you for your continued confidence in Lord Abbett Affiliated Fund. We look forward to maintaining our relationship in the coming years and helping you achieve your financial goals.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

++   Not annualized.

     The Income Perspective

     The Affiliated Advantage: A history of increasing dividends vs. fluctuating income from guaranteed CDs

     Income Generated from $100,000 Investments: 11/1/71-4/30/97


Year
Ended                                  Six-Month              CD Affiliated Fund
Oct. 31                               Interest(1)                   Dividends(2)
--------------------------------------------------------------------------------
1972                                   $    4,900                     $    4,352
1973                                        7,504                          4,628
1974                                        9,921                          5,057
1975                                        7,417                          4,132
1976                                        6,000                          5,316
1977                                        5,540                          5,946
1978                                        7,779                          6,582
1979                                       10,816                          7,546
1980                                       12,771                          9,066
1981                                       16,038                         11,123
1982                                       13,467                         11,879
1983                                        9,204                         11,751
1984                                       10,711                         12,403
1985                                        8,591                         14,191
1986                                        6,898                         15,305
1987                                        6,644                         15,651
1988                                        7,652                         16,812
1989                                        9,258                         17,576
1990                                        8,263                         16,701
1991                                        6,593                         16,406
1992                                        4,077                         16,686
1993                                        3,337                         15,470
1994                                        4,323                         14,997
1995                                        6,161                         15,097
1996                                        5,464                         16,602
4/30/97 (6 months)                          2,796                          8,846

Interest/Dividend Total                $  202,125                     $  300,121
---------------------------------------==========                     ==========
25 1/2 Years Later
Initial $100,000
Investment plus Growth                 $  100,000                     $  824,332
---------------------------------------==========                     ==========
Total Value                            $  302,125                     $1,124,453
---------------------------------------==========                     ==========
The Real Cost of the
CD Guarantee                                                          $  822,328
================================================================================

If capital gains and dividends had been reinvested, the Fund's total value would have been $2,698,438

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.


(1) Average of six-month CD rates available each period. Source: Salomon Brothers and The Federal Reserve Bank.

(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.

     See Important Information on page 8.

Affiliated's Growth Record


Results Based on Fiscal Year-End October 31(1)

                               1987      1988    1989     1990     1991      1992     1993     1994      1995     1996      4/30/97
                                                                                                                           (6 months
                                                                                                                            only)
 Growth of Capital(2)          -  2.1%   + 6.9%  + 12.8%  - 12.0%  + 23.1%   +  6.3%  + 14.3%  +  3.7%   + 17.6%  + 20.5%   + 11.7%
 Dividend Return(3)            +  4.9    + 5.3   +  5.2   +  4.4   +  4.9    +  4.1   +  3.5   +  3.0    +  2.9   +  2.7    +  1.2
 Total Return(4)               +  2.8    +12.2   + 18.0   -  7.6   + 28.0    + 10.4   + 17.8   +  6.7    + 20.5   + 23.2    + 12.9



(1)  Class A share performance.

(2)  Growth of capital reflects the reinvestment of capital gains distributions.

(3)  Dividend return reflects the  reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for Class A share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 8.


Affiliated's Growth Exceeded Inflation

In our illustration, 1986 and 1997 are actual costs--then and now. "Affiliated 1997" is what the 1986 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 274.3%) surpassed increases in the cost of living (up 45.2%) in these 101/2 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.

                           [PHOTO]             [PHOTO]               [PHOTO]              [PHOTO]               [PHOTO]
                      One-Year Private     One-Family House(1)     U.S. Passport      First-Class Stamp   Income per Capita(1)
                     College Tuition(1)
1986                      $  6,581             $ 98,500             $     55                $.22               $ 16,981
1997                      $ 12,823             $144,800             $     65                $.32               $ 19,261
1997 Affilated            $ 24,633             $368,686             $    206                $.82               $ 63,560


     Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 101/2 years ended 4/30/97.
     See Important Information on page 8.

(1)  National average.

     Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. State Department; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The Fund is managed to anticipate change, to find good value and to maintain a low level of risk in relation to expected returns. The Fund's average shareholder ownership of over 18 1/2 years reflects the success of this strategy.

A History of Consistent Performance

Growth of a $10,000 Fund Investment(1): 11/1/71-4/30/97


              Value of   Cumulative Value        Cumulative               How
Year            Shares   of Capital Gains          Value of           $10,000
Ended        Initially      Distributions        Reinvested              Grew
Oct. 31       Acquired    Taken in Shares         Dividends       Total Value
--------------------------------------------------------------------------------
1972          $ 10,071           $    372          $    434          $ 10,877
1973            10,212                686               939            11,837
1974             7,762                742             1,215             9,719
1975             9,618                985             2,025            12,628
1976            11,487              1,449             3,093            16,029
1977            10,368              1,711             3,478            15,557
1978            10,085              1,969             4,201            16,255
1979            11,303              3,025             5,808            20,136
1980            12,904              4,788             8,086            25,778
1981            11,487              6,069             8,795            26,351
1982            12,153              8,223            11,579            31,955
1983            14,249             11,138            15,857            41,244
1984            13,059             13,478            16,933            43,470
1985            13,895             16,884            20,954            51,733
1986            16,586             25,463            28,505            70,554
1987            14,788             29,366            28,405            72,559
1988            13,654             37,388            30,364            81,406
1989            14,773             43,927            37,387            96,087
1990            12,620             40,451            35,743            88,814
1991            14,575             53,045            46,063           113,683
1992            14,943             58,469            52,045           125,457
1993            15,949             71,518            60,277           147,744
1994            15,623             78,343            63,620           157,586
1995            16,969             98,608            74,254           189,831
1996            18,442            129,069            86,405           233,916
4/30/97       $ 19,065           $152,799          $ 92,247          $264,111


     The dollar amounts of dividends and capital gains distributions reinvested in shares were $66,816 and $114,205, respectively. The initial investment plus all distributions reinvested amounted to $191,021.
     If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $15,042 and $19,603, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

     See Important Information on page 8.

The Total Return Perspective

The past 25 1/2 years have included several periods of economic, political and stock market turmoil. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

Average Annual Total Returns Over 25 1/2 Years(1)

Affiliated:   13.7%
S&P 500:      13.1%
CDs:           7.9%
Inflation:     5.5%


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                             [PLOT POINTS TO FOLLOW]

     An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum offering price from 11/1/71 through 4/30/97.

(2) Average of six-month CD rates available each period. Source: Salomon Brothers and The Federal Reserve Bank. See Important Information on page 8.

The Impact of a Disciplined Investment Plan

Unless you have a crystal ball, perfectly timing the market is impossible. Often times opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan--not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1996, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.

Your financial adviser can help you discipline your investing and set up a systematic plan you are comfortable with


 Here's What Happened...

====================================================================================================================================
Investment A Timing                                           Investment B Systematic Investing

                                             Account                                                                        Account
Date of               Cumulative               Value                    Date of                 Cumulative                    Value
Investments          Investments         at Year-End                    Investments            Investments              at Year-End
------------------------------------------------------------------------------------------------------------------------------------
11/2/77                 $  5,000            $  5,000                    1/3/77                    $  5,000                 $  4,412
2/28/78                   10,000              10,452                    1/2/78                      10,000                    9,489
11/7/79                   15,000              18,733                    1/2/79                      15,000                   18,331
4/21/80                   20,000              29,695                    1/2/80                      20,000                   28,810
9/25/81                   25,000              34,898                    1/2/81                      25,000                   33,600
8/12/82                   30,000              49,659                    1/4/82                      30,000                   47,477
1/3/83                    35,000              68,402                    1/3/83                      35,000                   65,665
7/24/84                   40,000              78,741                    1/2/84                      40,000                   75,254
1/4/85                    45,000             106,056                    1/2/85                      45,000                  101,581
1/22/86                   50,000             136,441                    1/2/86                      50,000                  130,833
10/19/87                  55,000             146,122                    1/2/87                      55,000                  139,899
1/20/88                   60,000             170,359                    1/4/88                      60,000                  163,075
1/3/89                    65,000             216,434                    1/2/89                      65,000                  207,436
10/11/90                  70,000             210,482                    1/2/90                      70,000                  201,068
1/9/91                    75,000             262,910                    1/2/91                      75,000                  251,221
10/9/92                   80,000             300,771                    1/2/92                      80,000                  287,823
1/20/93                   85,000             346,042                    1/4/93                      85,000                  331,362
4/4/94                    90,000             365,392                    1/3/94                      90,000                  349,897
1/30/95                   95,000             487,601                    1/2/95                      95,000                  467,231
1/10/96                  100,000             591,384                    1/2/96                     100,000                  566,748

Account Value on 12/31/96                   $591,384                    Account Value on 12/31/96                          $566,748
--------------------------------------------========                    ----------------------------------------------------========
Average Annual Total Return                    15.5%                    Average Annual Total Return                            14.7%
====================================================                    ============================================================

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. If held until 3/31/97 (with no additional investments made), Investment A and Investment B would have been worth $609,426 and $584,040, respectively.

For performance at the Class A share maximum sales charge, please turn to the inside front cover.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

------------------------------------------------------------------------------------------------------------
 Fiduciaries                    Custodians for minors                                                 17,547
                                Trusts                                                                10,404
                                Pension & profit-sharing plans                                        14,268
                                Estates                                                                  541
------------------------------------------------------------------------------------------------------------
 Institutions                   Corporate organizations                                                  807
                                Religious, charitable & welfare organizations                            340
                                Clubs & fraternal organizations                                          102
                                Cemeteries                                                                64
                                Nursing homes & hospitals                                                 34
                                Colleges & universities                                                   34
------------------------------------------------------------------------------------------------------------
 Individuals                    Single & joint accounts                                               80,222
                                IRAs                                                                  42,423
------------------------------------------------------------------------------------------------------------
 Other                                                                                                70,216

 Total Accounts in Affiliated on 4/30/97                                                             237,002

 What Are the Fund's Top Ten Holdings?

                                                                                                  Percent of
                                                                                                       Total
                                                                                                  Net Assets
------------------------------------------------------------------------------------------------------------
 Corning Inc.                   Manufacturer of fiber optics cable and components
                                and specialty materials                                                2.82%
------------------------------------------------------------------------------------------------------------
 Deere & Co.                    World's largest manufacturer of farm equipment                         2.69%
------------------------------------------------------------------------------------------------------------
 International Business         World's largest technology company, providing
 Machines Corp.                 computer hardware equipment, application and
                                system software and related services                                   2.58%
------------------------------------------------------------------------------------------------------------
 ConAgra Inc.                   Largest independent U.S. food processor                                2.52%
------------------------------------------------------------------------------------------------------------
 Chubb Corp.                    Large, broadly based property/casualty insurance
                                company                                                                2.32%
------------------------------------------------------------------------------------------------------------
 Hewlett-Packard Co.            Leading manufacturer of computer products                              2.30%
------------------------------------------------------------------------------------------------------------
 Emerson Electric Co.           A leading factor in world markets for electrical
                                equipment and related components                                       2.22%
------------------------------------------------------------------------------------------------------------
 General Motors Corp.           Nation's largest automobile manufacturer                               1.90%
------------------------------------------------------------------------------------------------------------
 Mobil Corp.                    Worldwide integrated petroleum company and
                                leading chemical provider                                              1.90%
------------------------------------------------------------------------------------------------------------
 American Brands Inc.           Diversified holding company with interests primarily in
                                consumer business, including distilled spirits,  tobacco,
                                office products, hardware and leisure products                         1.77%
------------------------------------------------------------------------------------------------------------
 Total                                                                                                23.02%

 Data as of 4/30/97.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 6/30/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.


                              Statement of Net Assets
                              April 30, 1997


                                                            Shares or
                                                            Principal
                              Investments                      Amount           Market Value
============================================================================================
Investments in Securities 94.83%
============================================================================================
Common Stocks and Convertible Securities 91.54%
============================================================================================
Aerospace .72%                Boeing Co.                      500,000           $ 49,312,500
--------------------------------------------------------------------------------============
Agricultural Products         Pioneer Hi-Bred
1.03%                         International, Inc.           1,000,000             70,625,000
--------------------------------------------------------------------------------============
Apparel 1.58%                 VF Corp.                      1,500,000            108,187,500
--------------------------------------------------------------------------------------------
Auto Parts .35%               Genuine Parts Company           750,000             24,281,250
--------------------------------------------------------------------------------============
Automobiles 2.32%             General Motors Corp.          2,250,000            130,218,750
                              Johnson Controls, Inc.          750,000             28,781,250
                              Total                                              159,000,000
--------------------------------------------------------------------------------============
Banks: Money                  Chase Manhattan Corp.           800,000             74,100,000
Center 2.31%                  First Chicago NBD             1,500,000             84,375,000
                              Total                                              158,475,000
--------------------------------------------------------------------------------============
Banks: Regional               Bank of Boston Corp.+         1,500,000            109,125,000
5.04%                         BankAmerica Corp.               600,000             70,125,000
                              Comerica Inc.                 1,250,000             73,125,000
                              First Union Corp.             1,100,000             92,400,000
                              Total                                              344,775,000
--------------------------------------------------------------------------------============
Brokers .98%                  Dean Witter,
                              Discover & Co.                1,750,000             66,937,500
--------------------------------------------------------------------------------============
Chemicals 3.78%               Atlantic Richfield Co.
                              (Exch. Lyondell
                              Petrochemical)
                              $2.23 Conv. Pfd.              1,500,000             30,750,000
                              Dow Chemical Co.              1,000,000             84,875,000
                              Rohm & Haas Co.               1,000,000             83,250,000
                              Union Carbide Corp.           1,200,000             59,850,000
                              Total                                              258,725,000
--------------------------------------------------------------------------------============
Communications                Corning Inc.+                 4,000,000            193,000,000
Equipment 3.60%               Lucent Technologies Inc.+       900,000             53,212,500
                              Total                                              246,212,500
--------------------------------------------------------------------------------============
Data Processing               EMC Corp.                     1,500,000             54,562,500
Equipment 6.78%               EMC Corp.
                              Conv. Sub. Notes
                              3 1/4% due 3/15/2002*           15,000M             15,595,313
                              Hewlett-Packard Co.+          3,000,000            157,500,000

                              Investments                      Shares           Market Value
============================================================================================
                              International Business
                              Machines Corp.                1,100,000           $176,825,000
                              Seagate Technology Inc.+      1,300,000             59,637,500
                              Total                                              464,120,313
--------------------------------------------------------------------------------============
Drugs/Health Care             American Home
Products 6.55%                Products Corp.                  500,000             33,125,000
                              Baxter International Inc.     1,750,000             83,781,250
                              Mallinckrodt Group Inc.+      2,000,000             72,750,000
                              Pharmacia & Upjohn Inc.       1,012,300             29,989,388
                              SmithKline Beecham
                              plc ADR+                      1,250,000            100,781,250
                              United Healthcare Corp.       1,230,800             59,847,650
                              Warner-Lambert Co.              700,000             68,600,000
                              Total                                              448,874,538
--------------------------------------------------------------------------------============
Electric Power                Allegheny Power
4.67%                         System, Inc.                  1,750,000             45,937,500
                              American Electric
                              Power Co., Inc.                 650,000             26,325,000
                              Baltimore Gas &
                              Electric Co.                  1,654,600             42,192,300
                              Carolina Power &
                              Light Co.+                    2,500,000             85,000,000
                              Duke Power Co.+               1,600,000             70,200,000
                              Florida Progress Corp.        1,400,000             43,050,000
                              FPL Group                       161,300              7,177,850
                              Total                                              319,882,650
--------------------------------------------------------------------------------============
Electrical Equipment
2.22%                         Emerson Electric Co.          3,000,000            152,250,000
--------------------------------------------------------------------------------============
Electronics:
Semiconductors
 .67%                          Intel Corp.                     300,000             45,937,500
--------------------------------------------------------------------------------============
Food 7.47%                    ConAgra Inc.                  3,000,000            172,875,000
                              CPC International Inc.        1,000,000             82,625,000
                              Heinz H.J. Co.                2,000,000             83,000,000
                              Hershey Foods Corp.           1,250,000             67,812,500
                              Sara Lee Corp.                2,500,000            105,000,000
                              Total                                              511,312,500
                              --------------------------------------------------============

                              Statement of Net Assets
                              April 30, 1997

                              Investments                      Shares           Market Value
============================================================================================
Furniture and
Appliances .48%               Whirlpool Corp.                700,000            $ 32,725,000
--------------------------------------------------------------------------------============
Household Products            James River Corp.+            2,000,000             59,750,000
2.07%                         Kimberly Clark Corp.          1,600,000             82,000,000
                              Total                                              141,750,000
--------------------------------------------------------------------------------============
Insurance 8.56%               Aetna Inc.
                              $4.758 Conv. Pfd.             1,000,000             85,000,000
                              American General
                              Corporation                   1,500,000             65,437,500
                              Chubb Corp.                   2,750,000            158,812,500
                              CIGNA Corp.                     500,000             75,187,500
                              Providian Corp.                 750,000             43,312,500
                              The Progressive
                              Corporation                     600,000             45,675,000
                              Transamerica Corp.            1,325,900            112,370,025
                              Total                                              585,795,025
--------------------------------------------------------------------------------============
Machinery:
Diversified 2.69%             Deere & Co.                   4,000,000            184,000,000
--------------------------------------------------------------------------------============
Miscellaneous                 Minnesota Mining &
2.34%                         Mfg. Co.                      1,200,000            104,400,000
                              Textron, Inc.                   500,000             55,687,500
                              Total                                              160,087,500
--------------------------------------------------------------------------------============
Natural Gas                   Consolidated Natural
Distribution 1.29%            Gas Co.                       1,750,000             88,156,250
--------------------------------------------------------------------------------============
Natural Gas
Diversified .42%              Sonat Inc.+                     500,000             28,562,500
--------------------------------------------------------------------------------============
Oil: Domestic 2.03%           Amoco Corp.                   1,000,000             83,625,000
                              Occidental Petroleum
                              $3.875 Conv. Pfd.*            1,000,000             55,531,250
                              Total                                              139,156,250
--------------------------------------------------------------------------------============
Oil: International            Chevron Corp.                 1,500,000            102,750,000
5.66%                         Exxon Corp.                   2,000,000            113,250,000
                              Mobil Corp.                   1,000,000            130,000,000
                              Total S.A.
                              Sponsored ADR+                1,000,000             41,625,000
                              Total                                              387,625,000
--------------------------------------------------------------------------------============
Oil Well Equipment/
Service .49%                  Schlumberger Ltd.+              300,000             33,225,000
--------------------------------------------------------------------------------============
Paper and Forest              Bowater Inc.                  1,500,000             64,875,000
Products 2.88%                Georgia-Pacific Corp.            75,500              5,889,000
                              International Paper Co.       2,000,000             84,500,000
                              Westvaco Corporation          1,500,000             42,000,000
                              Total                                              197,264,000
--------------------------------------------------------------------------------============
Printing: Specialty
 .67%                          Deluxe Corp.                  1,500,000             45,937,500
--------------------------------------------------------------------------------============
Retail 2.21%                  May Department Stores
                              Company                       1,000,000             46,250,000
                              Sears, Roebuck & Co.            500,000             24,000,000
                              Toys R Us Inc.                2,850,000             81,225,000
                              Total                                              151,475,000
                              --------------------------------------------------============


                                                            Shares or
                                                            Principal
                              Investments                      Amount           Market Value
============================================================================================
Savings and Loan              Great Western
1.53%                         Financial Corp.              2,500,000           $ 105,000,000
-------------------------------------------------------------------------------=============
Telecommunications            MCI Communications
1.67%                         Corp.                         3,000,000            114,375,000
-------------------------------------------------------------------------------=============
Telephone 2.45%               Bell Atlantic Corp.           1,250,000             84,687,500
                              SBC Communication Inc.        1,500,000             83,250,000
                              Total                                              167,937,500
-------------------------------------------------------------------------------=============
Textiles: Apparel
 .66%                          Liz Claiborne, Inc.           1,000,000             45,250,000
-------------------------------------------------------------------------------=============
Tobacco 1.77%                 American Brands Inc.          2,250,000            120,937,500
-------------------------------------------------------------------------------=============
Transportation:
Miscellaneous .31%            Ryder Systems Inc.              671,400             20,897,325
-------------------------------------------------------------------------------=============
Waste Management
1.29%                         WMX Technologies Inc.         3,000,000             88,125,000
-------------------------------------------------------------------------------=============
                              Total Investments in
                              Common Stocks and
                              Convertible Securities
                              (Cost $4,548,261,828)                            6,267,190,101
============================================================================================
U.S. Government Obligations 3.29%
============================================================================================
                              U.S. Treasury Notes
                              7% due 7/15/2006+               98,000M             99,684,375

                              U.S. Treasury Notes
                              6 7/8% due 8/15/2025+           40,000M             39,306,250

                              U.S. Treasury Notes
                              6% due 2/15/2026+                8,000M              7,000,000

                              U.S. Treasury Notes
                              6 3/4% due 8/15/2026+           82,000M             79,373,438

                              Total Investments in
                              U.S. Government
                              Obligations
                              (Cost $229,248,609)                                225,364,063
--------------------------------------------------------------------------------============
                              Total Investments in
                              Securities (Cost $4,777,510,437)                 6,492,554,164
============================================================================================
Other Assets, Less Liabilities 5.17%
============================================================================================
Short-term Investments, at Market
--------------------------------------------------------------------------------------------
U.S. Government               Federal Home Loan Banks
Obligations                   12 1/2% due 9/10/1997           25,000M             25,597,656

                              Federal Home Loan
                              Mortgage Corporation
                              13% due 5/27/1997               50,000M             50,265,625

                              Student Loan Marketing
                              Association 12 1/2% due
                              9/26/1997                       59,000M             60,548,750

                              Total (Cost $140,355,130)                          136,412,031
--------------------------------------------------------------------------------============
Short-term Investments, at Cost
--------------------------------------------------------------------------------------------
Corporate                     Ford Motor Credit Co.
Obligations                   5.40% due 5/2/1997              25,000M             25,000,000
                              5.48% due 5/6/1997              36,000M             36,000,000
                              5.51% due 5/7/1997              16,000M             16,000,000

                              General Electric
                              Capital Corp.
                              5.41% due 5/1/1997              36,000M             36,000,000
                              5.47% due 5/5/1997              18,000M             18,000,000

                              Total                                              131,000,000
--------------------------------------------------------------------------------============

                              Statement of Net Assets
                              April 30, 1997


                                                            Principal
                              Investments                      Amount           Market Value
============================================================================================
U.S. Government               Federal Farm
Obligations                   Credit Banks
                              5.37% due 5/22/1997            $10,000M          $   9,965,690

                              Federal Home
                              Loan Banks
                              5.37% due 5/19/1997             10,000M              9,970,167

                              Federal National
                              Mortgage Association
                              5.35% due 5/23/1997             25,000M             24,895,972
                              Total                                               44,831,829
-------------------------------------------------------------------------------=============
                              Total Short-term Investments                       312,243,860
                              -------------------------------------------------=============


                                                                                Market Value
============================================================================================
Cash and Receivables, Net of Liabilities                                       $  41,923,909
-------------------------------------------------------------------------------=============
                              Total Other Assets,
                              Less Liabilities                                   354,167,769
============================================================================================
Net Assets 100.00%                                                            $6,846,721,933
============================================================================================
                              Class A Shares-Net asset value
                              ($6,751,441,188 / 501,792,453
                              shares outstanding)                                     $13.45
                              Class B Shares-Net asset value
                              ($67,468,754 / 5,012,329 shares
                              outstanding)                                            $13.46
                              Class C Shares-Net asset value
                              ($27,811,991 / 2,067,316 shares
                              outstanding)                                            $13.45

                              *Rule 144A security.
                              +Securities (or a portion of securities) on loan. See Note 5.
                              See Notes to Financial Statements.



Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended April 30, 1997


Portfolio Changes

Additions

American General Corporation            EMC Corp.                               Liz Claiborne, Inc.
American Home Products Corp.             Conv. Sub. Notes 31/4% due             NCR Corp.
Bell Atlantic Corp.                      3/15/2002                              Pharmacia & Upjohn Inc.
Bowater Inc.                            FPL Group                               Providian Corp.
Dean Witter, Discover & Co.             Georgia-Pacific Corp.                   SBCCommunication Inc.
Duke Power Co.                          International Paper Co.
--------------------------------------------------------------------------------------------------------
Eliminations

AT&T Corp.                              Digital Equipment Corp.                 Merck & Co., Inc.
Aetna Inc.                              Dillard Department Stores Inc.          NCR Corp.
Allegiance Corp.                        Echelon International                   Quest Diagnostics Inc.
AMP Inc.                                Electronic Data Systems Corp.           Sonoco Products Co.
Browning Ferris Industries Inc.         Goodyear Tire & Rubber Co.              Supervalu Inc.
Central & South West Corp.              Lilly, Eli & Co.
Covance Inc.                            Lincoln National Corp.





Investment Income                                                                                 Six Months Ended April 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

Income        Dividends                                                                    $   73,165,892
              Interest                                                                         23,386,809
              Total income                                                                                            $   96,552,701
              ----------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                    10,222,442
              12b-1 distribution plan-Class A                                                   7,199,490
              12b-1 distribution plan-Class B                                                     191,063
              12b-1 distribution plan-Class C                                                      80,969
              Shareholder servicing                                                             2,640,187
              Reports to shareholders                                                             247,087
              Registration                                                                         74,352
              Legal and audit                                                                      77,427
              Directors                                                                            53,069
              Other                                                                                71,824
              Total expenses                                                                                              20,857,910
              ----------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                                       75,694,791
              ----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
====================================================================================================================================
Realized gain from investment transactions
              Proceeds from sales                                                           1,863,230,351
              Cost of investments sold                                                      1,473,341,587
              ----------------------------------------------------------------------------------------------------------------------
              Net realized gain                                                               389,888,764
              ----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation of investments                                                        314,920,788
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                          704,809,552
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                  $  780,504,343
====================================================================================================================================
              See Notes to Financial Statements.


              Statements of Changes in Net Assets


                                                                                         Six Months Ended             Year Ended
                                                                                                April 30,            October 31,
Increase (Decrease) in Net Assets                                                                    1997                   1996
====================================================================================================================================

Operations    Net investment income                                                         $  75,694,791         $  137,994,396
              Net realized gain from investment transactions                                  389,888,764            483,949,235
              Net unrealized appreciation of investments                                      314,920,788            525,111,985
              Net increase in net assets resulting from operations                            780,504,343          1,147,055,616
              ----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                        15,344                233,353
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                         (72,533,316)          (135,003,440)
              Class B                                                                            (206,344)               (11,185)
              Class C                                                                             (88,055)                (4,435)
              Total                                                                           (72,827,715)          (135,019,060)
              ----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                        (480,477,971)          (493,958,520)
              Class B                                                                          (1,534,145)                 --
              Class C                                                                            (638,747)                 --
              Total                                                                          (482,650,863)          (493,958,520)
              ----------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                               341,394,670            555,712,816
              Net asset value of shares issued in reinvestment of net investment income
              and realized gain from investment transactions                                  449,527,640            497,740,138
              Total                                                                           790,922,310          1,053,452,954
              ----------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                      (269,906,622)          (435,624,271)
              ----------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                  521,015,688            617,828,683
              ----------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                        746,056,797          1,136,140,072
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                           6,100,665,136          4,964,525,064
              ----------------------------------------------------------------------------------------------------------------------
              End of period (including undistributed net investment income of
              $28,255,501 and $25,373,081, respectively)                                   $6,846,721,933         $6,100,665,136
              ======================================================================================================================

              See Notes to Financial Statements.

Financial Highlights

                                                                                                                Class A Shares
                                                       -----------------------------------------------------------------------------
                                                           Six Months
                                                       Ended April 30,                                       Year Ended October 31,
Per Share Operating Performance:                                 1997          1996       1995       1994      1993        1992
====================================================================================================================================
Net asset value, beginning of period                         $   13.02     $   11.98  $   11.03  $   11.26  $   10.55  $   10.29
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income                                        .15           .30        .32        .31        .31        .38

      Net realized and unrealized gain on investments             1.46          2.23       1.70        .38       1.43        .61

      Total from investment operations                            1.61          2.53       2.02        .69       1.74        .99
      ------------------------------------------------------------------------------------------------------------------------------
      Distributions

      Dividends from net investment income                        (.15)         (.30)      (.30)      (.32)      (.35)      (.40)

      Distributions from net realized gain                       (1.03)        (1.19)      (.77)      (.60)      (.68)      (.33)
      ------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                               $   13.45     $   13.02  $   11.98  $   11.03  $   11.26  $   10.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  12.91%(b)     23.23%     20.46%      6.66%     17.76%     10.36%
====================================================================================================================================
      Ratios to Average Net Assets:

      Expenses                                                    0.32%(b)      0.66%      0.63%      0.63%      0.63%      0.60%

      Net investment income                                       1.16%(b)      2.61%      2.90%      2.91%      2.95%      3.73%
      ------------------------------------------------------------------------------------------------------------------------------



                                                                             Class B Shares                       Class C Shares
                                                              ------------------------------    ------------------------------------

                                                                  Six Months       8/1/96(c)        Six Months            8/1/96(c)
                                                              Ended April 30,             to    Ended April 30,               to
Per Share Operating Performance:                                        1997        10/31/96              1997          10/31/96
============================================================================================    ====================================
Net asset value, beginning of period                                 $ 13.03         $ 11.88           $ 13.02           $ 11.88
--------------------------------------------------------------------------------------------    ------------------------------------
      Income from investment operations

      Net investment income                                              .11            .060               .11              .062

      Net realized and unrealized gain on investments                   1.45           1.142              1.45
                                                                                                                           1.130

      Total from investment operations                                  1.56           1.202              1.56             1.192
      --------------------------------------------------------------------------------------    ------------------------------------
      Distributions
      Dividends from net investment income                              (.10)          (.052)             (.10)            (.052)
      Distributions from net realized gain                             (1.03)           --               (1.03)             --
      --------------------------------------------------------------------------------------    ------------------------------------
Net asset value, end of period                                       $ 13.46         $ 13.03           $ 13.45           $ 13.02
--------------------------------------------------------------------------------------------    ------------------------------------
Total Return(a)(b)                                                     12.39%          10.15%            12.40%            10.07%
====================================================================================================================================
      Ratios to Average Net Assets(b):

      Expenses                                                          0.71%           0.34%             0.71%             0.33%

      Net investment income                                             0.69%           0.27%             0.69%             0.25%
      ==============================================================================================================================






                                                 Six Months
                                             Ended April 30,                                           Year Ended October 31,
Supplemental Data for AllClasses:                      1997           1996           1995         1994          1993          1992
===================================================================================================================================

      Net assets, end of period (000)            $6,846,722     $6,100,665     $4,964,525   $4,229,586    $4,174,033    $3,680,332
      Portfolio turnover rate                         27.96%         47.06%         53.84%       51.48%        45.15%        42.00%

      Average commissions per share paid
      on equity transactions                     $     .062     $     .064     $     .063          n/a           n/a           n/a
===================================================================================================================================


     (a)Total return does not consider the effects of sales loads.
     (b)Not annualized.
     (c)Commencement of offering Class B and Class C shares.
        See Notes to Financial Statements.

Notes to Financial Statements


1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company. (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million. The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date and (2) a one-time distribution fee of up to 1% on certain qualifying purchases and a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Distributor received $1,003,780 representing payment of commissions on sales of Class A shares after deducting $6,431,306 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.


3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at April 30, 1997 for financial reporting purposes aggregated $432,906,340. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. Distributions declared on May 7, 1997 were as follows:

                                           Rate Per                   Aggregate
Net Investment Income                         Share                      Amount
--------------------------------------------------------------------------------
Class A                                       $.075                 $37,645,922
Class B                                       $.050                  $  259,550
Class C                                       $.050                  $  108,040
-------------------------------------------------------------------------------


4. Capital

The Company has authorized 800 million shares of $.001 par value capital stock designated Class A, 100 million shares of $.001 par value capital stock designated Class B and 100 million shares of $.001 par value capital stock designated Class C. Paid in capital amounted to $4,674,459,464 at April 30, 1997. Transactions in shares of capital stock were as follows:

                       Six Months Ended                 Year Ended
                         April 30, 1997           October 31, 1996
--------------------------------------------------------------------------------
Class A                   Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------
Sales of shares       20,811,862   $ 271,201,545     44,568,823   $ 534,216,135
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions          34,745,275     447,211,488     43,968,874     497,726,351
Total                 55,557,137     718,413,033     88,537,697   1,031,942,486
--------------------------------------------------------------------------------
Shares reacquired    (20,541,268)   (267,748,349)   (36,145,893)   (435,401,023)
Increase in shares    35,015,869   $ 450,664,684     52,391,804   $ 596,541,463
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                                  August 1, 1996
                                                                (Commencement of
                                Six Months Ended        offering Class B shares)
                                  April 30, 1997             to October 31, 1996
                          ------------------------------------------------------
Class B                   Shares          Amount         Shares          Amount
--------------------------------------------------------------------------------
Sales of shares        3,804,934     $49,874,954      1,179,425     $14,724,105

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions             126,484       1,631,346            783           9,557

Total                  3,931,418      51,506,300      1,180,208      14,733,662
--------------------------------------------------------------------------------
Shares reacquired        (92,283)     (1,212,617)        (7,014)        (89,042)
Increase in shares     3,839,135     $50,293,683      1,173,194     $14,644,620
--------------------------------------------------------------------------------


                                                                  August 1, 1996
                                                                (Commencement of
                                Six Months Ended        offering Class C shares)
                                  April 30, 1997             to October 31, 1996
--------------------------------------------------------------------------------
Class C                   Shares          Amount         Shares           Amount
-------------------------------------------------------------------------------
Sales of shares        1,553,288     $20,318,171        543,059      $6,772,576

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions              53,125         684,806            347           4,230

Total                  1,606,413      21,002,977        543,406       6,776,806
================================================================================
Shares reacquired        (71,832)       (945,656)       (10,671)       (134,206)
Increase in shares     1,534,581     $20,057,321        532,735      $6,642,600
--------------------------------------------------------------------------------

5. Portfolio Securities

The Company loans its portfolio securities to brokers. As of April 30, 1997, the market value of securities on loan to brokers was $456,425,306, for which the Company has obtained collateral aggregating $468,761,114, consisting of cash and U.S. Treasury securities.

Purchases  and  sales of  investment  securities  (other  than  U.S.  Government
obligations   and   short-term   securities)   aggregated   $1,632,419,380   and
$1,673,871,136, respectively.

As of April 30, 1997, unrealized appreciation based on cost for federal income tax purposes aggregated $1,711,100,628 of which $1,748,932,657 related to appreciated securities and $37,832,029 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at April 30, 1997 were $1,817,497.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett  Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of April 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and the year ended October 31, 1996, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at April 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
New York, New York
May 28, 1997

Our Management

     Board of Directors                           Investment Manager and
     Robert S. Dow                                Underwriter
     E. Wayne Nordberg                            Lord, Abbett & Co. and
     E. Thayer Bigelow*+                          Lord Abbett Distributor LLC
     Stewart S. Dixon*
     John C. Jansing*                             The General Motors Building
     C. Alan MacDonald*+                          767 Fifth Avenue
     Hansel B. Millican, Jr.*                     New York, NY 10153-0203
     Thomas J. Neff*+                             212-848-1800

*    Outside Director
+    Audit Committee                              Custodian
                                                  The Bank of New York
     Officers                                     New York, NY
     Robert S. Dow, Chairman and President
     W. Thomas Hudson, Jr., Executive Vice        Transfer Agent
     President and Portfolio Manager              United Missouri Bank of
     Kenneth B. Cutler, Vice President            Kansas City, N.A.
     and Secretary
     Stephen I. Allen, Vice President             Shareholder Servicing Agent
     Zane E. Brown, Vice President                DST Systems, Inc.
     Daniel E. Carper, Vice President             P.O. Box 419100
     Daria L. Foster, Vice President              Kansas City, MO 64141
     Robert G. Morris, Vice President             800-821-5129
     Robert J. Noelke, Vice President
     E. Wayne Nordberg, Vice President            Auditors
     John J. Walsh, Vice President                Deloitte & Touche LLP
     Paul A. Hilstad, Vice President              New York, NY
     and Assistant Secretary
     Thomas F. Konop, Vice President              Counsel
     and Assistant Secretary                      Debevoise & Plimpton
     Keith F. O'Connor, Vice President            New York, NY
     and Treasurer
     A. Edward Oberhaus III, Vice President
     Victor W. Pizzolato, Vice President
     Donna McManus, Assistant Treasurer
     Joseph Van Dyke, Assistant Treasurer
     Lydia Guzman, Assistant Secretary
     Robert M. Hickey, Assistant Secretary







Copyright (C) 1997 by Lord Abbett Affiliated Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.


     A Tradition of Performance Through
Disciplined
        Investing

[PHOTO]

(from left to right)
Edward K. von der Linde
portfolio manager

W. Thomas Hudson, Jr.
portfolio manager--
Lord Abbett Affiliated Fund

(seated)
John J. Walsh, partner



A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 51 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.


About Your Fund's Board of Directors


The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett
Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, Hansel B. Millican, Jr.

[PHOTO]

Hansel B. Millican, Jr.
Director--Lord Abbett
Affiliated Fund

An alumnus of North Carolina State University (Raleigh), Mr. Millican has over 45 years of corporate management experience. He is currently the President and CEO of Rochester Button Company.

Mr. Millican serves as Chairman of the Board of the Central Florida Autism Institute, Inc. He has been an independent director for all of Lord Abbett's funds since 1982.

     Investing in the
Lord Abbett
          Family of Funds

====================================================================================================================================
GROWTH
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
====================================================================================================================================
          Growth Funds             Growth &           Balanced Fund       Income Funds          Tax-Free             Money
                                   Income Funds                                                 Income Funds         Market Fund
                                                                          Bond-Debenture
Developing      Global Fund-       Affiliated Fund    Balanced Series     Fund                  o    National        U.S. Government
Growth Fund     Equity Series                                                                   o    California      Securities
                                   Growth &                               Global Fund-          o    Connecticut
International   Mid-Cap            Income Series                          Income Series         o    Florida         Money Market
Series          Value Fund                                                                      o    Georgia         Fund*+
                                   Research Fund-                         Limited Duration      o    Hawaii
                Research Fund-     Large-Cap                              U.S. Government       o    Michigan
                Small-Cap          Series                                 Securities Series*    o    Minnesota
                Series                                                                          o    Missouri
                                                                          U.S. Government       o    New Jersey
                                                                          Securities Series*    o    New York
                                                                                                o    Pennsylvania
                                                                                                o    Texas
                                                                                                o    Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Affiliated Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit our Web site:
http://www.lordabbett.com

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

[LOGO](R)   Lord, Abbett & Co.
            Investment Management
A Tradition of Performance Through Disciplined Investing


LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------           LAA-3-497
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (6/97)